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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (File No. 333-29991, 333-00885, and 033-62295) and S-8
(File No. 333-64878, 333-39269, 333-00413, 033-64169, 033-62467, 333-40642,
333-40638 and 333-52266) of Exide Corporation of our report dated July 30, 2002, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

                                        PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
August 16, 2002